Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Investor Relations

703-742-5393

InvestorRelations@quadramed.com

QUADRAMED CORPORATION ANNOUNCES 2005 RESULTS

Net Loss improves to $(3.9) from $(41.8) million in 2004

Cash Flow from Operations exceeded $14 million, and

EBITDA improved to $7.1 million

RESTON, VA – (March 15, 2006) — QuadraMed Corporation (Amex:QD) announced today that it will report a Net Loss of $(3.9) million before preferred stock accretion for the twelve months ended December 31, 2005, compared to a loss of $(41.8) million for the same period in 2004. For the three months ended December 31, 2005, the Company had Net Income before preferred stock accretion of $1.2 million compared to a Net Loss of $(11.3) million for the three months ended December 31, 2004.

Loss from operations is $(1.4) million for the twelve months ended December 31, 2005, compared to a Loss from operations of $(16.2) million for the same period in 2004. For the three months ended December 31, 2005, the Company had Income from operations of $0.8 million, compared to a loss of $(7.6) million for the three months ended December 31, 2004.

Cash provided by operating activities was $14.8 million in 2005 compared to cash used in operations of $(10.3) million for 2004. Net cash flow for 2005 was an increase of $10.6 million, compared to a decrease of $(14.5) million for 2004. Cash and cash equivalents at the end of 2005 was $33.0 million, compared to $22.4 million at the end of 2004.

Included in the twelve months ended December 31, 2005, are certain cash and non-cash charges totaling $6.9 million as follows:

•	non-cash charges of $1.1 million related to the Company’s abandoned San Rafael, CA headquarters;

•	non-cash charges of $1.8 million related to the Company’s abandoned San Marcos, CA facility, the former office of its Financial Services division that was closed in February 2005;

•	executive severance expense of $3.8 million, of which $2.3 million is cash, and $1.5 million is non-cash;

•	gain on the sale of the EDI division of $0.4 million, and loss on discontinued operations of $(0.6) million.

Of this total, $4.6 million was recorded in the three months ended September 30, 2005 and $2.3 million was recorded in the three months ended March 31, 2005.

On a pro forma basis, excluding the effects of the items above, Pro forma Net Income (Loss) before preferred stock accretion would have been Pro forma Net Income of $3.0 million for the twelve months ended December 31, 2005. Further on a pro forma basis, excluding the effects of certain of the items above, Pro forma Income (Loss) from operations would have been Pro forma Income from operations of $3.1 million for the twelve months ended December 31, 2005.

The Company will also report Net Loss attributable to common shareholders of $(8.7) million for the twelve months ended December 31, 2005, compared to a Net loss of $(44.3) million for the same period in 2004.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was $7.1 million for the twelve months ended December 31, 2005, compared to negative EBITDA of $(27.1) million for the same period in 2004; adjusting 2004 EBITDA for the effect of the $14.9 million loss on retirement of debt recorded in that period would have resulted in an adjusted 2004 negative EBITDA of $(12.2) million.

The year over year improvements as detailed above are primarily a result of higher overall gross margin, and management controls resulting in significantly lower expenses in 2005 as compared to 2004.

“It’s encouraging to see these improving operational results. And I am pleased with the positive impact the new management team is having on the business,” said Keith Hagen, QuadraMed president and chief executive officer. “Generating $14.8M in cash from operating activities shows the underlying strength of our business. Growing our cash position from operations, improving margins and driving toward positive net income were high points for us in 2005,” added Hagen.

Management will review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Wednesday, March 15, 2006. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-946-0720 domestic, and 719-457-2646 international. Callers should dial in by 3:45 PM Eastern (12:45 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 3:45 PM Eastern (12:45 PM Pacific) to register and to download and install any necessary audio software. The webcast replays will be available until 12:00 AM CT on March 21, 2006 by dialing 719-457-0820 or 888-203-1112. The replay passcode is 1140921.

Attachments	Exhibit 1	Consolidated Balance Sheets as of December 31, 2005 and December 31, 2004
	Exhibit 2	Consolidated Statements of Operations for the Three Months Ended December 31, 2005 and December 31, 2004 and Years Ended December 31, 2005 and December 31, 2004
	Exhibit 3	Consolidated Statements of Cash Flows for the years ended December 31, 2005 and December 31, 2004
	Exhibit 4	Reconciliation of EBITDA and Non-GAAP Measurements for the Years Ended December 31, 2005 and December 31, 2004
	Exhibit 5	Reconciliation of EBITDA and Non-GAAP Measurements for the Three Months Ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004.

About QuadraMed Corporation

QuadraMed Corporation advances the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes. Using QuadraMed’s end to end solutions which are designed to optimize the patient experience and leverage quality of care into payment, our clients seek to receive the proper reimbursement, in the shortest time, at the lowest administrative cost. QuadraMed delivers real-world solutions that help healthcare professionals deliver outstanding patient care with significant efficiency. Behind our products and services is a staff of approximately 600 professionals whose experience and dedication to service have earned QuadraMed the trust and loyalty of customers at approximately 2,000 healthcare provider facilities.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements by QuadraMed (as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”).

QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed is a registered trademark of QuadraMed Corporation. All other trademarks are the property of their respective holders.

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Exhibit 1

QUADRAMED CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31,
	UNAUDITED
	2005	2004
ASSETS
Current assets
Cash and cash equivalents	$33,042	$22,429
Accounts receivable, net of allowance for doubtful accounts of $3,977 and $3,303, respectively	27,089	25,550
Unbilled receivables	3,387	6,603
Notes and other receivables, net of allowance for doubtful accounts of $715 and $0, respectively	50	832
Prepaid expenses and other current assets	11,913	8,001

Total current assets	75,481	63,415

Restricted cash	2,391	3,889
Property and equipment, net of accumulated depreciation and amortization of $19,052, and $20,656, respectively	3,737	5,129
Capitalized software development costs, net of accumulated amortization of $12,562, and $12,018, respectively	481	1,427
Goodwill	25,983	25,983
Other intangible assets, net of accumulated amortization of $23,343 and and $18,035, respectively	7,143	12,451
Other long-term assets	4,680	7,116

Total assets	$119,896	$119,410

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$3,551	$4,501
Accrued payroll and related	7,422	7,637
Other accrued liabilities	10,149	8,549
Dividends payable	9,054	13,780
Deferred revenue	52,169	44,040

Total current liabilities	82,345	78,507
Accrued exit cost of building closing	3,613	2,898
Other long-term liabilities	2,746	5,366

Total liabilities	88,704	86,771
Stockholders’ equity (deficit)
Preferred stock, $0.01 par, 5,000 shares authorized, 4,000 shares issued and outstanding, respectively	88,231	83,412
Common stock, $0.01 par, 150,000 shares authorized; 41,245 and 40,043 shares issued and outstanding, respectively	412	400
Additional paid-in-capital	303,379	301,231
Deferred compensation	(1,055)	(1,870)
Accumulated other comprehensive loss	(89)	(124)
Accumulated deficit	(359,686)	(350,410)

Total stockholders’ equity (deficit)	31,192	32,639

Total liabilities and stockholders’ equity (deficit)	$119,896	$119,410

Exhibit 1 to Press Release dated March 15, 2006

Exhibit 2

QUADRAMED CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	UNAUDITED		UNAUDITED
	Three months ended December 31,		Year ended December 31,
	2005	2004	2005	2004
Revenue
Services	$3,687	$1,500	$13,135	$10,446
Maintenance	13,301	12,564	54,453	48,713
Installation and other	2,760	2,632	11,060	12,469

Services and other	19,748	16,696	78,648	71,628
Licenses	10,924	11,800	41,067	45,036
Hardware	537	417	2,598	8,140

Total revenue	31,209	28,913	122,313	124,804

Cost of revenue
Cost of services and other revenue	7,746	7,276	29,510	30,252
Royalties and other	2,968	2,340	9,779	9,977
Amortization of acquired technology and capitalized software	941	1,996	4,014	4,138

Cost of license revenue	3,909	4,336	13,793	14,115
Cost of hardware revenue	151	627	2,341	6,062

Total cost of revenue	11,806	12,239	45,644	50,429

Gross margin	19,403	16,674	76,669	74,375

Operating expense
General and administration	6,249	5,378	26,874	29,707
Software development	7,223	6,321	30,476	28,056
Sales and marketing	4,003	6,971	14,730	24,105
Amortization of intangible assets and depreciation	1,111	1,365	4,904	4,495
Exit costs of facility closing	—	4,190	1,066	4,190

Total operating expenses	18,586	24,225	78,050	90,553

Loss from operations	817	(7,551)	(1,381)	(16,178)

Other income (expense)
Interest expense	156	(152)	(607)	(4,814)
Interest income	305	130	749	481
Other income (expense), net	50	266	13	400
Loss on retirement of debt	—	—	—	(14,871)

Other income (expense)	511	244	155	(18,804)

Income (loss) from continuing operations before income taxes	1,328	(7,307)	(1,226)	(34,982)
Benefit (provision) for income taxes	(149)	14	(277)	175

Income (loss) from continuing operations	$1,179	$(7,293)	$(1,503)	$(34,807)
Loss from discontinued operations (net of income taxes)	68	(702)	(2,435)	(3,690)
Loss on discontinued operations (net of income taxes)	—	(3,332)	—	(3,332)

Net Income (loss)	$1,247	$(11,327)	$(3,938)	$(41,829)
Preferred stock accretion	(1,223)	(1,117)	(4,796)	(2,465)

Net Income (loss) attributable to common shareholders	$24	$(12,444)	$(8,734)	$(44,294)

Income (loss) per share-basic and diluted
Continuing operations	—	(0.21)	(0.15)	(1.04)
Discontinued operations	—	(0.10)	(0.06)	(0.19)

Net income (loss)	$—	$(0.31)	$(0.21)	$(1.23)

Weighted average shares outstanding
Basic and diluted	41,370	40,039	40,658	35,982

Exhibit 2 to Press Release dated March 15, 2006

Exhibit 3

QUADRAMED CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended
	UNAUDITED 2005	UNAUDITED 2004
Cash flows from operating activities
Net income (loss) attributable to common shareholders	$(8,734)	$(44,294)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	11,445	12,111
Provision for bad debts	2,263	3,185
Loss on discontinued operations	—	3,332
Gain on sale of assets	(383)	—
Loss on retirement of debt	—	14,871
Exit cost on facility closing	2,797	4,190
Preferred stock accretion	4,796	2,465
Other	—	(5)
Changes in assets and liabilities:
Accounts receivable	(3,240)	4,057
Prepaid expenses and other	(1,217)	2,626
Accounts payable and accrued liabilities	(1,079)	(5,659)
Deferred revenue	8,209	(7,227)

Cash provided by (used in) operating activities	14,857	(10,348)

Cash flows from investing activities
Increase (decrease) in restricted cash	1,498	1,634
Sales of available-for-sale securities, net	(98)	77
Sales of assets	—	—
Acquisitions of businesses, net of cash acquired	—	(9,376)
Termination of trust	3,100	—
Settlement with former executive	(3,100)	—
Purchases of property and equipment	(1,278)	(4,513)

Cash provided by (used in) investing activities	122	(12,178)

Cash flows from financing activities
Issuances of debt and warrants	—	—
Repayments of debt	—	(88,090)
Proceeds from issuance of preferred stock	—	96,121
Proceeds from the sale of assets	431	—
Payment of preferred stock dividends	(5,833)	(1,803)
Proceeds from issuance of common stock	1,036	1,793
Other	—	(10)

Cash provided by (used in) financing activities	(4,366)	8,011

Net increase (decrease) in cash and cash equivalents	10,613	(14,515)
Cash and cash equivalents, beginning of period	22,429	36,944

Cash and cash equivalents, end of period	$33,042	$22,429

Exhibit 3 to Press Release dated March 15, 2006

Exhibit 4

QUADRAMED CORPORATION

RECONCILIATION OF EBITDA AND NON-GAAP MEASUREMENTS

For the Years Ended December 31, 2005 and December 31, 2004

(in thousands)

(unaudited)

	For the Year Ended
	12/31/05	12/31/04
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Net income (loss), as reported	($3,938)	($41,829)
Adjustments to Net Income for EBITDA
Interest Expense	607	4,814
Interest Income	(749)	(481)
Benefit (provision) for Income Taxes	277	(175)
Depreciation and Amortization	10,876	10,540

Subtotal adjustments for EBITDA	11,011	14,698

EBITDA	$7,073	($27,131)

Proforma Net Income (Loss) before Preferred Stock Accretion
Net income (loss), as reported	($3,938)	($41,829)
Proforma adjustments to Net income (loss)
Exit Cost on Facility Closing (San Rafael)	1,066	4,190
Exit Cost on Facility Closing (Discontinued Operation)	1,849	—
Cash Executive Severance	2,344	315
Non-Cash Executive Severance	1,442	—
Loss on Retirement of Debt	—	14,871
Gain on Sale of EDI Division	(383)	—
Loss from Discontinued Operation	586	7,022
Other Items, Net	—	1,400

Subtotal Proforma adjustments	6,904	27,798

Proforma Net income (loss) before Preferred Stock Accretion	$2,966	($14,031)

Proforma Income (Loss) from Operations
Income (loss) from operations, as reported	($1,381)	($16,178)
Proforma adjustments to Income (loss) from Operations
Exit Cost on Facility Closing (San Rafael)	1,066	4,190
Cash Executive Severance	2,344	315
Non-Cash Executive Severance	1,442	—
Gain on Sale of EDI Division	(383)	—
Other Items, Net	—	1,400

Subtotal proforma adjustments	4,469	5,905

Proforma income (loss) from operations	$3,088	($10,273)

Exhibit 4 to Press Release dated March 15, 2006

Exhibit 5

QUADRAMED CORPORATION

RECONCILIATION OF EBITDA AND NON-GAAP MEASUREMENTS

For the Three Months Ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004

(in thousands)

(unaudited)

	For the Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Net income (loss), as reported	$1,247	($3,958)	$1,293	($2,520)	($11,327)
Adjustments to Net Income for EBITDA
Interest Expense	(156)	403	191	169	152
Interest Income	(305)	(223)	(120)	(101)	(130)
Benefit (provision) for Income Taxes	149	114	3	11	(14)
Depreciation and Amortization	2,137	3,082	2,280	3,377	4,213

Subtotal adjustments for EBITDA	1,825	3,376	2,354	3,456	4,221

EBITDA	$3,072	($582)	$3,647	$936	($7,106)

Proforma Net Income (Loss) before Preferred Stock Accretion
Net income (loss), as reported	$1,247	($3,958)	$1,293	($2,520)	($11,327)
Proforma adjustments to Net income (loss)
Exit Cost on Facility Closing (San Rafael)	—	1,066	—	—	4,190
Exit Cost on Facility Closing (Discontinued Operation)	—	817	—	1,032	—
Cash Executive Severance	—	2,344	—	—	315
Non-Cash Executive Severance	—	850	—	592	—
Loss on Retirement of Debt	—	—	—	—	—
Gain on Sale of EDI Division	—	(383)	—	—	—
Loss from Discontinued Operation	(68)	—	—	654	4,034

Subtotal Proforma adjustments	(68)	4,694	—	2,278	8,539

Proforma Net income (loss) before Preferred Stock Accretion	$1,179	$736	$1,293	($242)	($2,788)

Proforma Income (Loss) from Operations
Income (loss) from operations, as reported	$817	($2,826)	$1,229	($601)	($7,551)
Proforma adjustments to Income (loss) from Operations
Exit Cost on Facility Closing (San Rafael)	—	1,066	—	—	4,190
Cash Executive Severance	—	2,344	—	—	315
Non-Cash Executive Severance	—	850	—	592	—
Gain on Sale of EDI Division	—	(383)	—	—	—

Subtotal proforma adjustments	—	3,877	—	592	4,505

Proforma income (loss) from operations	$817	$1,051	$1,229	($9)	($3,046)

Exhibit 5 to Press Release dated March 15, 2006